Exhibit 99.1

CNOB January 2020 Investor Presentation

This presentation contains forward - looking statements . Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward - looking . These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them . Our actual results could differ materially from those anticipated in such forward - looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10 - K, Item 1 A, filed with the Securities and Exchange Commission . Any or all of our forward - looking statements in this presentation may turn out to be inaccurate . The inclusion of this forward - looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and : (1) changes in general economic and financial market conditions ; (2) changes in the regulatory environment ; (3) economic conditions generally and in the financial services industry ; (4) changes in the economy affecting real estate values ; (5) our ability to achieve loan and deposit growth ; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model ; (7) projected population and income growth in our targeted market areas ; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans . All forward - looking statements are necessarily only estimates of future results and actual results may differ materially from expectations . You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation . Further, any forward - looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . Forward Looking Statements

About ConnectOne Bancorp, Inc. o People first and sense of urgency in every business decision from top to bottom of organization Strong Culture Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions Over $7 Billion* in Total Assets ConnectOne is a high growth, high performing commercial bank serving the New York & New Jersey metro market 3 o One of the most efficient banks in the U.S. due to structure, use of technology & operating philosophy Best - in - Class Efficiency o 90% of loan portfolio o 65% of deposit base Commercial Clients a Primary Focus *includes acquisition of Bancorp of New Jersey which occurred on January 2, 2020

Strong Markets, Attractive Franchise Strategically placed offices throughout NY/NJ metro area 4 The market we operate in accounts for approximately $1.7 trillion of the $19 trillion United States GDP Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Expansion in the New York Market Densely populated, lucrative markets Strong demand for personalized service among small to mid - sized business owners o Represents about 25% of our balance sheet. o Office additions in Manhattan, Long Island, and Astoria, Queens expand reach. o Acquisition provided immediate presence in Hudson Valley. Diverse economy provides numerous avenues for revenue expansion, while also insulating from severe economic downturns

Market Expansion Through M&A

Acquisition of Greater Hudson Bank

- **Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing**
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of TBV per share continued
- **Transaction added approximately $375 million in loans and $425 million in deposits**
- **During 2Q 2019, 100% of cost savings were realized without any contemplated branch closures**
- **Demonstrates ConnectOne's expertise as a skilled acquiror**



Orange
Putnam
Rockland
Westchester
Sussex
NEW JERSEY
Passaic
Bergen
Morris
Warren
Essex
Bronx
Nassau
NEW YORK
Suffolk
Queens
Union
Kings
Somerset
Hunterdon
Hudson
Richmond
Middlesex
Mercer
Monmouth
ConnectOne Focus Market
- CNOB Branches
- GHDS Branches

Complimentary Markets

Deepens geographic representation within our defined 100-mile radius

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Leverage Infrastructure Through M&A Acquisition of Bancorp of New Jersey (BKJ) 6 Passaic Bergen Essex Hudson Manhattan Bronx Westchester Rockland Queens CNOB (28) BKJ (9) Branch Overlap Distance Branches % of Franchise < 1 mi: 5 55.6% < 2 mi: 8 88.9% < 5 mi: 9 100.0% ▪ Completed In - Market Acquisition of $1 Billion Commercial Bank on January 2, 2020 ▪ Compatible business models, operating systems & culture ▪ 7 of 9 BKJ branches are being consolidated ▪ Enhances Scale and Future Growth Opportunities ▪ Further leverages CNOB’s leading technology infrastructure ▪ Higher legal lending limit ▪ Provides expanded technology offerings and broader product suite to BKJ clients ▪ Financially Attractive ▪ ~5% accretive to earnings in first year of fully phased in cost savings ▪ Tangible book value dilution earnback of ~3.5 years ▪ Geographic overlap provides meaningful cost savings ▪ IRR over 25% ▪ Low Risk Transaction ▪ Manageable size at ~15% of ConnectOne’s current asset base ▪ Thorough due diligence completed ▪ Extensive M&A experience In - market acquisition increases value of CNOB franchise • With over $7 Billion in pro forma assets, ConnectOne to become 5 th largest independent bank HQ in New Jersey • Improves position in densely populated market

Innovation Through M&A

Acquisition of BoeFly, completed 2Q 2019

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly qualifies potential franchisees and provides access to funding through a digital marketplace.

- **BoeFly operates as an independent subsidiary**
  - Mike Rozman continues to lead BoeFly as President, which will operate and grow as an independent marketplace
- **ConnectOne is now one of many partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Establishes digital loan origination platform**

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High Operating* Performance ROAA 8 1.36% 41.8% 3.36% 15.0% 9.5% Trailing 12 - Month Return Metrics T1 Leverage Ratio NIM ROATCE Efficiency Ratio * Excludes the impact of charges related to the Bank's taxi medallion portfolio and non - operating items including net gains on sal es of securities, merger expenses, loss on extinguishment of debt deferred tax valuation charge, and tax benefits on employee share - based awards. See appendix for a reconciliation of GAAP and non - GAAP measures.

Proven Track Record of Growth & Performance 9 Dollars in billions, except for per share data $10.51 $11.96 $13.01 $14.42 $16.06 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 Tangible Book Value Per Share $3.3 $3.8 $4.1 $4.8 $3.6 $4.2 $4.5 $5.1 $4.4 $5.1 $5.5 $6.2 12/31/16 12/31/17 12/31/18 12/31/19 Deposits Loans Assets

Efficient Banking Model

One of the Best Efficiency Ratios in the Industry

42% Operating Efficiency Ratio[1]

Investments in technology enhance our deposit & loan gathering abilities

$18.7 MM[2] Assets Per Employee

Reflects structural uniqueness of ConnectOne

Peer* Median: $6.5 MM

2.5X

We are ~2.5x peer median for:

- Deposits per branch office
- Loans per branch office
- Assets per branch office

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint



Investments in digital banking and FinTech solutions allow ConnectOne to scale efficiently

[1] 4th Quarter 2019. Non-GAAP measure, see appendix for a reconciliation of GAAP and non-GAAP measures.
[2] Reflects estimated pro forma for the completion of the Bancorp of New Jersey Acquisition.
Note: Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent quarter reported results. Data sourced from SNL Financial.

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11 Diversified Loan Portfolio As of 12/31/19 - $5.1 Billion Other CRE 33% Multifamily 30% Business Loans 31% Residential/ Consumer 6% Type Balance Percentage Type Balance Percentage CRE - Other / Misc $309 ±¸ OOC - Warehouse / Industrial $132 ® ¸ CRE - Retail 293 ±¸ OOC - Office 98 ¸ CRE - Land Loan for Future Development 139 ®¸ OOC - Retail 90 ¸ CRE - Mixed Use 118 ¸ OOC - Mixed Use 83 ¸ CRE - Office 111 ¸ OOC - Other 71 ¬¸ CRE - Warehouse / Industrial 111 ¸ Total CRE - Owner Occupied 474 ¬«¸ CRE - Land Loan 21 Ä ¬¸ Total CRE - Non - Owner Occupied 1,102 ¬¸ C&I - Service 346 ²¸ C&I - CRE 186 ¯¸ Construction - Multifamily 366 ²¸ Commercial - Schools 175 ®¸ Construction - Other 141 ®¸ C&I - Contactors 156 ®¸ Construction - 1 to 4 Family 114 ¸ C&I - Other 120 ¸ Total Construction 621 ¬¸ C&I - Distribution 47 ¬¸ Total CRE - Other $1,723 ®®¸ C&I - Transportation 44 ¬¸ C&I - Residential 1 to 4 Family 38 Ä ¬¸ Multifamily - 25 to 64 units $540 ¬«¸ Total C&I 1,112 ¬¸ Multifamily - 10 to 24 unit 410 ³¸ Total Business Loans $1,586 ®¬¸ Multifamily - 100 units or more 296 ±¸ Multifamily - 5 to 9 units 143 ®¸ Residential - 1st Lien $279 °¸ Multifamily - 64 units to 99 units 129 ®¸ Home Equity and Other 41 ¬¸ Total Multifamily $1,518 ®«¸ Total Residential $320 ±¸

Diversification & Expansion Through C&I Lending C&I Loan Portfolio 12 Formidable Competitor In 5 years, we’ve built a profitable and valuable C&I lending platform 30 + Team Members Key hires with focused C&I specialties Note: excludes taxi medallion loans Niche Markets Added capabilities to further serve our specialized segments $MM $469 $554 $735 $897 $1,071 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 $MM

13 A Track Record of Solid Credit Underwriting o Disciplined LTV & DSC standards o Loan origination process supported by specialized teams of credit analysts o High quality direct commercial lending o No reliance on participations or wholesale loan purchases o Prudent growth Comprehensive underwriting standards and processes Lending within geographic footprint Multi - faceted stress testing Continued focus on loan monitoring o NY/NJ metro market economically strong and diverse o Every loan tested during underwriting process o Quarterly modeling performed in conjunction with ALCO processes o Annual third - party testing conducted on approximately two - thirds of the portfolio o Team of portfolio managers and loan workout specialists Proactive Workout Process o Reflective of philosophy to aggressively address impaired assets in a timely fashion

Deposit Franchise 14 Deposit Composition 12/31/2019 Total Deposits $4.8 Billion 2019 Cost of Total Deposits 1.41% Demand Noninterest - bearing 18% Demand Interest - bearing 23% Money Market 23% Savings 3% Time 33% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Year Ended 2016 Year Ended 2017 Year Ended 2018 Year Ended 2019 Average Total Deposits CAGR 14% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Year Ended 2016 Year Ended 2017 Year Ended 2018 Year Ended 2019 Average Demand Noninterest - bearing CAGR 10% $MM $MM

Business Generation

Broadening Focus on C&I by Building Business Niches

- Independent Schools Division
  - ~40% of New Jersey Independent Schools are clients
  - Opportunities for expansion into NY, PA & CT
- Municipal Deposits
  - Among top 10 banks in New Jersey holding municipal deposits (based on deposit balance)
- Law Firms
  - Newly established Escrow Division – attractive DDA capture
- New Offices
  - For expanded reach

Experienced CRE Lenders & Support Staff

- Focus towards owner-occupied lending

Building a Cash Management Enterprise

- Hiring seasoned specialists
- State of the art products & services

Technology

- Utilizing technology and online tools as an avenue for business generation

Building Our Residential Lending Portfolio

- High net worth residential markets supported by strong NYC economy

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Strongly capitalized o 9.38% TCE holding company o 10.80% leverage at bank o 12.63% total risk based at bank ROATCE target 15+% Stock buyback program commenced in 1 st quarter of 2019 o Repurchased approximately 50% of 1.2 million authorized shares Capital Allocation & Philosophy 16 Increased quarterly cash dividend to $0.09 per share in 1Q 2019. Payout ratio remains below 20% Ret ain flexibiliy to use cash in M&A transactions

Strategy & Vision Continued Growth The Company remains well - positioned to execute Achieving Prudent Growth 17 Increasing & Expanding Commercial Client Relationships Expanding Our Presence in the New York & New Jersey Metro Market Maintaining Best - in - Class Efficiency Continuing Branch Rationalization & Transformation Strategy Continuing to Enhance Digital Channels Remaining Opportunistic Around Both Fintech & Traditional Bank M&A Opportunities

“ ,, ,, ConnectOne Bank was our recipe for success! Their responsive and creative management team offered us all the necessary ingredients to expand and serve our community of chefs, restaurants & food lovers. “ Client Testimonials 18 President | James Beard Foundation Susan Ungaro “ ,, The responsiveness and general business acumen of the Executive Management and Client Service teams is unparalleled. I can’t imagine a better bank to partner with to grow our firm. The ConnectOne team responds to client needs with a sense of urgency. The ability to craft timely, custom solutions is extremely valuable in our line of business. Bart Mongelli, ESQ DeCotiis, Fitzpatrick & Cole, LLP They understand construction, from the Chairman to the lending team. This has allowed us to fast track our projects in order to meet the current strong market. “ ,, Ken Hollenbeck Managing Partner | Scarini & Hollenbeck, LLC Joe Cotter Natural Resources

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20 Appendix

Commercial Real Estate Lending Focus 21 o ConnectOne has maintained high levels of CRE concentration for an extended period of time o Our combination of strong organic growth and sound asset quality is our hallmark o We continue to focus on loan diversification – Concentration mitigated by acceleration of our C&I capabilities o Risk management is a critical part of our strategy – Our policies and procedures have stood up to regulatory scrutiny o ConnectOne and Legacy ConnectOne regulated by the FDIC and NJ DOBI over the last 15 years 405% 398% 443% 376% 341% 110% 133% 125% 98% 111% 0% 100% 200% 300% 400% 500% 600% 2015 2016 2017 2018 2019 CRE as a Percentage of Total Risk Based Capital CRE Construction

Credit Quality 22 1.27% 0.99% 1.36% 0.99% 0.95% 0.44% 0.34% 0.39% 0.43% 0.42% 0.95% 0.79% 0.82% 0.85% 0.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 NPAs/Total Assets (excluding taxi) NPAs/Total Assets

Loan Funding Metrics 23 Trailing Quarterly Loan Fundings Note: First Quarter 2019 includes Greater Hudson. Rate excludes impact of purchase accounting adjustments. $374 $759 $373 $381 $428 $295 $327 $256 $328 $426 $79 $432 $117 $53 $2 5.47% 5.53% 5.35% 5.28% 4.79% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Gross Loan Fundings Loans Paidoff Net Growth Average Funding Rate $ MM

Appendix

Reconciliation of GAAP and non-GAAP measures

	Three Months Ended					
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Trailing Twelve Months
	(dollars in thousands)					
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:						
Net income	$ 20,783	$ 21,696	$ 19,281	$ 11,635	$ 18,672	$ 73,395
Merger expenses (after taxes)	631	134	274	5,597	739	6,636
Loss on extinguishment of debt (after taxes)	-	-	732	-	-	732
FDIC small bank assessment credit (after taxes)	-	(916)	-	-	-	(916)
Net losses (gains) on sales of securities available-for-sale (after taxes)	-	195	2	(6)	-	191
Net (gains) losses on equity securities (after taxes)	32	(53)	(110)	(74)	(40)	(205)
Deferred tax valuation charge/adjustment	-	-	-	-	-	-
Tax benefit on employee share-based awards (ASU 2016-09)	-	-	-	(20)	(223)	(20)
Provision related to taxi medallion loans (after taxes)	-	-	-	-	-	-
Increase in valuation allowance, loans held-for-sale (after taxes)	-	-	-	-	-	-
Net income-adjusted	$ 21,446	$ 21,056	$ 20,179	$ 17,132	$ 19,148	$ 79,813
Weighted average diluted shares outstanding	35,245,285	35,262,565	35,397,362	35,309,503	32,378,739	35,303,390
Diluted EPS (GAAP)	$ 0.59	$ 0.61	$ 0.54	$ 0.33	$ 0.58	
Diluted EPS-adjusted (Non-GAAP) [1]	0.61	0.60	0.57	0.49	0.59	
Return on Assets Measures						
Net income-adjusted	$ 21,446	$ 21,056	$ 20,179	$ 17,132	$ 19,148	$ 79,813
Average assets	$ 6,084,607	$ 6,059,413	$ 6,001,669	$ 5,909,061	$ 5,261,493	$ 6,014,294
Less: average intangible assets	(168,257)	(168,598)	(164,709)	(162,814)	(147,741)	(166,116)
Average tangible assets	$ 5,916,350	$ 5,890,815	$ 5,836,960	$ 5,746,247	$ 5,113,752	$ 5,848,177
Return on avg. assets (GAAP)	1.36 %	1.42 %	1.29 %	0.80 %	1.41 %	1.26 %
Return on avg. assets-adjusted (non-GAAP) [2]	1.40	1.38	1.35	1.18	1.44	1.36

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Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	Three Months Ended					
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Trailing Twelve Months
	(dollars in thousands)					
Return on Equity Measures						
Net income-adjusted	$ 21,446	$ 21,056	$ 20,179	$ 17,132	$ 19,148	$ 79,813
Average common equity	$ 732,173	$ 714,002	$ 694,978	$ 680,168	$ 606,378	705,496
Less: average intangible assets	(168,257)	(168,598)	(164,709)	(162,814)	(147,741)	(166,116)
Average tangible common equity	$ 563,916	$ 545,404	$ 530,269	$ 517,354	$ 458,637	$ 539,380
Return on avg. common equity (GAAP)	11.26 %	12.06 %	11.13 %	6.94 %	12.22 %	10.40 %
Return on avg. common equity-adjusted (non-GAAP) (3)	11.62	11.70	11.65	10.22	12.53	11.31
Return on avg. tangible common equity (non-GAAP) (4)	14.79	15.96	14.78	9.33	16.24	13.79
Return on avg. tangible common equity-adjusted (non-GAAP) (5)	15.26	15.49	15.46	13.63	16.65	14.98
Efficiency Measures						
Total noninterest expenses	$ 22,197	$ 20,379	$ 21,590	$ 28,062	$ 18,324	$ 92,228
Amortization of core deposit intangibles	(340)	(340)	(364)	(364)	(144)	(1,408)
Merger expenses	(871)	(191)	(331)	(7,562)	(936)	(8,955)
FDIC small bank assessment credit	-	1,310	-	-	-	1,310
Loss on extinguishment of debt	-	-	(1,047)	-	-	(1,047)
Foreclosed property expense	8	(90)	-	1	(8)	(81)
Operating noninterest expense	$ 20,994	$ 21,068	$ 19,848	$ 20,137	$ 17,236	$ 82,047
Net interest income (tax equivalent basis)	$ 47,929	$ 48,918	$ 46,092	$ 45,523	$ 40,678	$ 188,462
Noninterest income	2,246	2,109	1,942	1,738	1,573	8,035
Net (gains) losses on equity securities	46	(79)	(158)	(103)	(58)	(294)
Net losses (gains) on sales of securities available-for-sale	-	279	9	(8)	-	280
Operating revenue	$ 50,221	$ 51,227	$ 47,885	$ 47,150	$ 42,193	$ 196,483
Operating efficiency ratio (non-GAAP) (6)	41.8 %	41.1 %	41.4 %	42.7 %	40.9 %	41.8 %

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Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of				
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Capital Ratios and Book Value per Share	(dollars in thousands, except for per share data)				
Common equity	$ 731,190	$ 720,160	$ 699,224	$ 682,395	$ 613,927
Less: intangible assets	(168,034)	(168,374)	(168,714)	(162,747)	(147,646)
Tangible common equity	$ 563,156	$ 551,786	$ 530,510	$ 519,648	$ 466,281
Total assets	$ 6,174,032	$ 6,161,269	$ 6,109,066	$ 6,048,976	$ 5,462,092
Less: intangible assets	(168,034)	(168,374)	(168,714)	(162,747)	(147,646)
Tangible assets	$ 6,005,998	$ 5,992,895	$ 5,940,352	$ 5,886,229	$ 5,314,446
Common shares outstanding	35,072,066	35,364,845	35,352,806	35,432,468	32,328,542
Common equity ratio (GAAP)	11.84 %	11.69 %	11.45 %	11.28 %	11.24 %
Tangible common equity ratio (non-GAAP) [8]	9.38	9.21	8.93	8.83	8.77
Regulatory capital ratios (Bancorp):					
Leverage ratio	9.54 %	9.39 %	9.14 %	9.12 %	9.34 %
Common equity Tier 1 risk-based ratio	9.95	9.78	9.65	9.68	9.75
Risk-based Tier 1 capital ratio	10.04	9.87	9.74	9.78	9.86
Risk-based total capital ratio	12.95	12.80	12.72	12.80	13.15
Regulatory capital ratios (Bank):					
Leverage ratio	10.80 %	10.56 %	10.42 %	10.43 %	10.78 %
Common equity Tier 1 risk-based ratio	11.37	10.68	11.12	11.18	11.37
Risk-based Tier 1 capital ratio	11.37	11.23	11.12	11.18	11.37
Risk-based total capital ratio	12.63	11.23	12.40	12.47	12.75
Book value per share (GAAP)	$ 20.85	$ 20.36	$ 19.78	$ 19.26	$ 18.99
Tangible book value per share (non-GAAP) [9]	16.06	15.60	15.01	14.67	14.42

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27 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31, Trailing Twelve 2019 2019 2019 2019 2018 Months Net Interest Margin Average interest-earning assets 5,663,538$ 5,649,058$ 5,607,086$ 5,522,934$ 4,941,425$ 5,611,144$ Net interest income (tax equivalent basis) 47,929$ 48,918$ 46,092$ 45,523$ 40,678$ 188,462$ Impact of purchase accounting fair value marks (1,455) (1,566) (1,742) (1,233) (148) (5,996) Adjusted net interest income (tax equivalent basis) 46,474$ 47,352$ 44,350$ 44,290$ 40,530$ 182,466$ Net interest margin (GAAP) 3.36% 3.44% 3.30% 3.34% 3.27% 3.36 % Adjusted net interest margin (non-GAAP) (7) 3.26 3.33 3.17 3.25 3.25 3.25 (dollars in thousands) Three Months Ended

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of				
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Asset Quality			(dollars in thousands)		
Nonaccrual taxi medallion loans	$ 23,431	$ 25,802	$ 26,498	$ 27,287	$ 28,043
Nonaccrual loans (excluding taxi medallion loans)	26,050	25,519	23,419	20,393	23,812
Other real estate owned	-	907	-	-	-
Total nonperforming assets	$ 49,481	$ 52,228	$ 49,917	$ 47,680	$ 51,855
Performing troubled debt restructurings	$ 21,410	$ 19,681	$ 16,332	$ 8,191	$ 11,165
Loans past due 90 days and still accruing	-	-	-	-	-
Allowance for loan losses ("ALLL")	$ 38,293	$ 38,771	$ 37,698	$ 36,858	$ 34,954
Loans receivable	$ 5,113,527	$ 5,110,471	$ 5,090,492	$ 4,972,651	$ 4,541,092
Less: taxi medallion loans	24,977	27,353	28,054	28,911	28,043
Loans receivable (excluding taxi medallion loans)	$ 5,088,550	$ 5,083,118	$ 5,062,438	$ 4,943,740	$ 4,513,049
Nonaccrual loans (excluding taxi medallion loans) as a % of loans receivable (excluding taxi medallion loans)	0.51 %	0.50 %	0.46 %	0.41 %	0.53 %
Nonaccrual loans as a % of loans receivable	0.97	1.00	0.98	0.96	1.14
Nonperforming assets as a % of total assets	0.80	0.85	0.82	0.79	0.95
Nonperforming assets (excluding taxi medallion loans) as a % of total assets	0.42	0.43	0.39	0.34	0.44
ALLL as a % of loans receivable	0.75	0.76	0.74	0.74	0.77
ALLL as a % of nonaccrual loans (excluding taxi medallion loans)	147.0	151.9	161.0	180.7	146.8
ALLL as a % of nonaccrual loans	77.4	75.5	75.5	77.3	67.4

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29 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) (1) Represents adjusted earnings available to common stockholders divided by weighted average diluted shares outstanding. (2) Adjusted net income divided by average assets. (3) Adjusted earnings available to common stockholders divided by average common equity. (4) Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity. (5) Adjusted earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity. (6) Operating noninterest expense divided by operating revenue. (7) Tangible common equity divided by tangible assets. (8) Tangible common equity divided by common shares outstanding at period-end. (9) Adjusted net interest margin excludes impact of purchase accounting fair value marks.